Additional Paid In Capital	12 Months Ended
Dec. 31, 2012
Additional Paid In Capital

26. Additional Paid In Capital

In accordance with the provisions of Irish Company Law, we took steps to create income available for distribution during the year. At our Annual General Meeting on May 24, 2012, the shareholders resolved, subject to the approval of the High Court of Ireland, to reduce the share premium account (APIC) of the Company by cancelling some or all of the Company’s share premium account (the final amount to be determined by the Directors). The Directors subsequently resolved to reduce the share premium account of the Company by $6,199.9 million and use these reserves to set-off the accumulated deficit of the Company, with the balance to be treated as income which shall be available for distribution. On July 19, 2012, the Irish High Court approved the Directors’ resolution and this order was registered with the Irish Companies Registration Office on July 23, 2012.